EXHIBIT 99.2
                         VOTING AGREEMENT
                         ----------------


          VOTING AGREEMENT (this "Agreement") dated as of October
28, 1996, between TSX Corporation, a Delaware corporation
("TSX"), and Anixter International Inc., a Delaware corporation
("Anixter"), who is a stockholder of ANTEC Corporation, a Delaware corporation ("Anixter").

                       W I T N E S S E T H:
                       - - - - - - - - - -

          WHEREAS, the Boards of Directors of ANTEC, TSX and TSX Acquisition Corporation have approved a Plan of Merger dated as of the date hereof (the "Merger Agreement"), providing for the merger of a newly formed subsidiary of ANTEC with and into TSX (the "Merger") and the issuance of ANTEC common stock, par value $0.01 per share (the "Common Stock"), in exchange for TSX common stock; and

          WHEREAS, as a condition to entering into the Merger Agreement TSX has requested that Anixter agree, and in order to induce TSX to enter into the Merger Agreement, Anixter has agreed to enter into this agreement with respect to all of the shares of Common Stock now owned and which may hereafter be acquired by Anixter (the "Shares").

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          1.   VOTING AGREEMENT.

          (a) Subject to the terms and conditions of this Agreement, Anixter agrees that during the term this Agreement is in effect, at any meeting of the stockholders of ANTEC, however called, and in any action by written consent of the stockholders of ANTEC, Anixter shall vote the Shares (or cause the Shares to be voted) in favor of the Merger and the transactions contemplated by the Merger Agreement.

          The foregoing agreement of Anixter is subject to the satisfaction of the following conditions as of the time the approval of the Merger and the Merger Agreement by stockholders of ANTEC (including Anixter) is sought: (i) the Merger Agreement shall be in full force and effect in the form originally executed and shall not have been amended or modified in any respect, there


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shall not have been any waiver of any right of ANTEC or any obligation of TSX thereunder, no conditions to the obligations of ANTEC to consummate the Merger and the other transactions contemplated thereby shall have been waived, except for such amendments, modifications and waivers as are insignificant in nature or are consented to in writing by Anixter, which consent shall not be unreasonably withheld (it being understood and agreed that any change or modification to the kind or amount of consideration to be received by any ANTEC stockholder in the Merger shall not be deemed insignificant and Anixter, in its sole discretion, may withhold its consent to any such change or modification), (ii) all consents and approvals of any court, administrative agency or commission or other governmental authority or instrumentality (each, a "Governmental Entity"), if any, required in connection with the consummation of the transactions contemplated by the Merger Agreement shall have been obtained and shall be in full force and effect and neither the grant nor the effectiveness of any such consent or approval shall be subject to any condition of any kind referred to in paragraph 1(b) below, (iii) there shall not have been any action taken, or any statute, rule, regulation, judgment, order or decree proposed, enacted, promulgated, entered, issued, enforced or deemed applicable by any Governmental Entity, and there shall be no action, suit, hearing, proceeding or investigation pending, which, in the reasonable judgment of Anixter, (A) makes or may make any provision of this Agreement, the Merger Agreement or the Merger illegal or may result in the imposition of material damages or penalties in connection therewith, (B) requires or may require the divestiture of a material portion of the business of TSX or any subsidiary of TSX (including the surviving corporation in the Merger), (C) imposes or may result in the imposition of material limitations on the ability of Anixter or any of its affiliates effectively to exercise full rights of ownership of the shares of TSX common stock (including voting and consent rights) to be issued in the Merger, or makes the holding of any thereof by Anixter or such affiliate illegal or subject to any materially burdensome requirement or condition (except for such securities law restrictions on resale as are customary for "affiliate" or "restricted" shares), or (D) requires or may require TSX, any subsidiary of TSX (including the surviving corporation in the Merger), or Anixter or any of its affiliates to cease or refrain from engaging in any material business or transaction or making or retaining any material investment, if in the case of any consequence referred to in subclauses (B) (C) or
(D), such consequence would be avoided if the Merger were not consummated, and (iv) there shall not be pending any action, suit, proceeding, hearing or investigation which challenges the legality, validity or enforceability of this Agreement or the Merger Agreement, or the legality of the performance by Anixter or TSX of its covenants or agreements hereunder, or in which any person seeks to restrain or enjoin (preliminarily, temporarily or permanently) such performance or the Merger or to collect or impose material damages or penalties on Anixter in connection therewith, except in each of the foregoing instances for actions, suits, proceedings, hearings or investigations in which the challenge is the result of a competing offer for ANTEC or the fairness of the consideration to be received by ANTEC shareholders; no judgment or order imposing any such damages or penalties shall have been entered; and neither such performance or the Merger shall have been restrained or enjoined (preliminarily, temporarily or permanently).

     (b) Nothing contained in this Agreement shall create any obligation on the part of Anixter or any of its affiliates or restrict Anixter or any of its affiliates in the exercise and enjoyment of full rights of ownership of shares of capital stock of TSX, except as expressly provided in paragraph 1(a) above or except for such securities law restrictions on resale as are customary for "affiliate" or "restricted" shares. Without limiting the generality of the immediately preceding sentence, if the grant or effectiveness of any consent or approval of any Governmental Entity required in connection with the consummation of the Merger shall be conditioned upon the surrender or modification in any significant respect of any license, franchise or permit held by TSX or any of its subsidiaries or by Anixter or any of its affiliates, the divestiture or rearrangement of the composition of any assets of TSX or any of its subsidiaries or of Anixter or any of its affiliates, the holding of any assets of any such person in a trust or otherwise separate and apart from such person's other assets, limitations on any such person's freedom of action with respect to future acquisitions of assets or with respect to any existing or future business or activities or its enjoyment of the full rights of ownership, possession and use of any asset now owned or hereafter acquired by such person, any change in such person's ownership or in any rights of or arrangements among its equity holders or any other restrictions, limitations, requirements or conditions which are or might be burdensome or adverse to any such person, then nothing in this Agreement shall be construed as imposing any obligation or duty on the part of Anixter or any of its affiliates to agree to, approve or otherwise be bound by or satisfy any such condition. Nothing contained in this Agreement shall require Anixter or any of its affiliates to terminate or modify the terms of any existing pledge of any shares of capital stock of ANTEC held by such Anixter or such affiliate. The agreement of Anixter set forth in paragraph 1(a) above relates only to Anixter in its capacity as a stockholder of ANTEC and not to any other capacity in which it or any of its affiliates may be acting.


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     (c)  Notwithstanding the foregoing, in the event required by applicable law in connection with the Merger, Anixter shall make a filing pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and shall cooperate in supplying any subsequently requested information so long as such request is not, in Anixter's judgment, commercially unreasonable.

          2.   IRREVOCABLE PROXY.

          In the event that Anixter breaches its agreement set forth in Section 1, Anixter (without further action on Anixter's part) shall be deemed to have hereby irrevocably appointed TSX as its attorney and proxy, with full power of substitution, during the term of this Agreement, to vote each of the Shares as its proxy, at every annual, special or adjourned meeting of the stockholders of ANTEC (including the right to sign its name to any consent, certificate or other document relating to ANTEC that the law of the State of Delaware may permit or require) in the manner consistent with paragraph 1 above. THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST.

          Anixter hereby revokes all other proxies and powers of attorney with respect to the Shares that Anixter may have heretofore appointed or granted, and no subsequent proxy or power of attorney (except in furtherance of Anixter's obligations under Section 1 hereof) shall be given or written consent executed (and if given or executed, shall not be effective) by Anixter with respect thereto so long as this Agreement remains in effect.

          3.   TRANSFERS OF COMMON STOCK.

          In the event that Anixter transfers any Common Stock during the term of this Agreement, Anixter shall obtain from any transferee its agreement to assume Anixter's obligations hereunder with respect to the transferred Common Stock.

          4.   TERM.

          This Agreement shall remain in effect until the Merger
Agreement is terminated or the transactions contemplated by the Merger Agreement are consummated, whichever occurs first.

          5.   ENTIRE AGREEMENT.

          This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.


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          6.   PARTIES IN INTEREST.

          This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          7.   GOVERNING LAW.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed and to be performed entirely within that state.

          8.   COUNTERPARTS.

          This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Voting Agreement as of the day and year first written above.

                              TSX CORPORATION


                              By: /s/ William H. Lambert
                                 -----------------------------
                                 Its  President and Chief
                                        Executive Officer


                              ANIXTER INTERNATIONAL INC.


                              By: /s/ Dennis Letham
                                 -----------------------------
                                 Its  Senior Vice
                                        President-Finance